SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2011 (October 4, 2011)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01	Other Events.

Pursuant to the Mediation Agreement, dated September 21, 2011, by and among Ambac Financial Group, Inc. (“AFG”), Ambac Assurance Corporation (“AAC”), the Segregated Account of Ambac Assurance Corporation (the “Segregated Account”), the Wisconsin Office of the Commissioner of Insurance, the court-appointed rehabilitator of the Segregated Account and the Official Committee of Unsecured Creditors of Ambac Financial Group, Inc., AFGI and AAC agreed to enter into an amended and restated tax sharing agreement (the “TSA”). A description of the TSA is contained in the Current Report on Form 8-K filed by AFG with the Securities and Exchange Commission on September 27, 2011. A copy of the form of TSA is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description

10.1	Form of TSA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc. (Registrant)

Dated: October 5, 2011
	By:	/s/ Stephen M. Ksenak
Stephen M. Ksenak
General Counsel

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